FAS STKP2


                        SUPPLEMENT DATED AUGUST 11, 1998
                              TO THE PROSPECTUS OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                DATED DECEMBER 1, 1997, AS AMENDED AUGUST 3, 1998


The prospectus is amended as follows:

Franklin Bond Fund ("Bond Fund") is added to the list of Underlying Funds in which the Funds may invest. The Funds will invest in Advisor Class shares of Bond Fund.

The investment goal of Bond Fund is to provide a high level of current income consistent with the preservation of capital, with capital appreciation over the long term as a secondary goal. The fund tries to achieve its investment goal by investing at least 65% of its total assets in investment grade fixed-income securities, including debt securities and mortgage-backed and asset-backed securities. Up to 35% of the fund's total assets may be invested in non-investment grade fixed-income securities. The fund may buy securities of issuers in any foreign country, developed or developing.

The fund will allocate assets among securities in various market sectors based on its investment manager's assessment of changing economic, market, industry and issuer conditions. The fund's investment manager will use a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to attempt to take advantage of varying sector reactions to economic events. The investment manager will evaluate business cycles, changes in yield curves and apparent imbalances in values between and within markets, as well as the risks of investing in particular foreign markets.

The fund may buy fixed-income securities which are rated B or better by Moody's or S&P or unrated debt which it determines to be of comparable quality.

The fund may invest in mortgage-backed securities that are issued by U.S. government agencies, foreign government agencies, and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. Mortgage-backed securities issued by foreign government agencies and private institutions are not guaranteed by the U.S. government or its agencies. The fund may also invest in collateralized mortgage obligations.

The fund may invest in Treasury bills, notes and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

Under ordinary circumstances, the fund does not expect that it will invest more than 10% of its total assets in futures and related options contracts; however, during the fund's initial period of operations, it is anticipated that the fund's investment in these contracts will not exceed 25% of total assets. To help protect its portfolio against adverse changes in foreign currency exchange rates, the fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; and (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year).

Please keep this supplement for future reference.